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                          rStar Corporation Letterhead

                                                                   Exhibit 99.01

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Samer Salameh, Chief Executive Officer (principal executive officer) of rStar Corporation (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of the Registrant (the "Report"), that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Samer F. Salameh
Name: Samer F. Salameh
Date: August 14, 2003


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